EXHIBIT 99.1

STOCK PURCHASE AGREEMENT

Stock Purchase Agreement (this “Agreement”), dated as of July 18, 2013 by and between Leon Tempelsman (the “Purchaser”) and Lazare Kaplan International Inc. (the “Company”).

WHEREAS, the Company is a corporation whose Common Stock is registered under the Securities Act of 1934, as amended and admitted for trading on the Pink Sheets;

WHEREAS, Purchaser wishes to purchase and the Company wishes to sell 625,000 shares of the Company’s Common Stock issued and held in the Company’s treasury (the “Shares”) on the terms set forth in this Agreement;

NOW, THEREFORE, the Company and the Purchaser hereby agree as follows:

1.          SALE OF SHARES, CLOSING AND CONSIDERATION. In reliance upon the representations and warranties, and subject to the terms and conditions hereinafter set forth, concurrently with the execution and delivery of this Agreement, the Company shall sell, assign, transfer and deliver all of the Shares to the Buyer, free and clear of all options, liens, claims, restrictions, equities and encumbrances of any nature whatsoever, for $875,000, which shall be payable concurrently upon execution and delivery of this Agreement.

2.          PURCHASER'S REPRESENTATIONS AND WARRANTIES.

Purchaser represents and warrants that:

a.           Investment Purpose. Purchaser is acquiring the Shares for his own account for investment only and not with a present view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the “1933 Act”); provided, however, that by making the representations herein, Purchaser does not agree to hold any Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b.           Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D under the 1933 Act.

c.           No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

d.           Authorization; Enforcement; Validity. Purchaser has full power and authority to enter into and perform in accordance with its terms, this Agreement. This Agreement has been duly and validly authorized, executed and delivered by Purchaser and is a valid and binding agreement of Purchaser enforceable against Purchaser in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

3.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to Purchaser that:

a.           Organization and Qualification. The Company and its subsidiaries are corporations duly organized, validly existing, and in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and each subsidiary is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

b.           Authorization, Enforcement, Compliance with Other Instruments.

i.            The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares;

ii.         the execution and delivery by the Company of this Agreement and the consummation by it of the transactions contemplated hereby, including without limitation the issuance of the Shares, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its stockholders;

iii.         this Agreement has been duly and validly executed and delivered by the Company; and this Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

c.           Issuance of Shares. The Shares have been duly authorized and are free from all taxes, liens, and charges with respect to the issue thereof.

d.           No Conflicts. The execution, delivery, and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby, will not (i) result in a violation of the Certificate of Incorporation or the Bylaws of the Company or (ii) result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Shares are traded or listed) applicable to the Company.

e.           Purchase of Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Purchaser or any of his representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Purchaser’s purchase of the Shares. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

f.            No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Shares.

g.           No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Shares under the 1933 Act or cause this offering to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions.

4.          TRANSFER AGENT INSTRUCTIONS.

The Company shall cause its transfer agent to issue certificates in the name of Purchaser for the Shares.

5.          MISCELLANEOUS.

a.           Governing Law. This Agreement shall be construed in accordance with and all disputes relating hereto shall be governed by the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

b.           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

c.           Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d.           Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e.           Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Purchaser.

f.            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

19 West 44th Street - 16th Floor

New York, NY 10036

Attn: William H. Moryto, Vice President and CFO

If to the Purchaser:

140 Riverside Drive, Apt. 15A

New York, NY 10024

g.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

h.           No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Purchaser and the Company have caused this Stock Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

LAZARE KAPLAN INTERNATIONAL INC.

By:	/s/ William H. Moryto
Name: William H. Moryto
Title: Vice President and CFO

PURCHASER:

/s/ Leon Tempelsman
LEON TEMPELSMAN